UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2016 through August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

Undiscovered Managers Funds

August 31, 2017

Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

October 11, 2017 (Unaudited)

Dear Shareholder,

The U.S. economy sustained a pattern of relatively low but steady growth during the twelve months ended August 31, 2017, and investors largely shrugged off geopolitical tensions while focusing on continued low interest rates and growth in corporate earnings.

“The leading economies of Europe, Asia and Latin America provided a notable boost to global growth during the reporting period and the world’s central banks largely maintained accommodative policies that benefitted both corporations and investors.” — George C.W. Gatch

Globally, developed market and emerging market economies began to grow in a more synchronized fashion in late 2016 and continued to expand through August 2017. China’s economy continued to grow and its financial markets remained largely stable, thanks to Beijing’s efforts to curb excess speculation by investors. The leading economies of Europe, Asia and Latin America contributed to global growth.

Expanding investment, employment and trade led the Organization for Economic Development and Cooperation to forecast global economic growth at 3.5% in 2017 and 3.7% in 2018. Global corporate profits rose 25% in the second quarter of 2017, driven by both revenue growth and margin expansion.

In the U.S., the economic expansion entered its 98th consecutive month in August 2017, the third longest expansion on record and over the course of the twelve month reporting period, the unemployment rate fell to 4.4% from 4.9%. Amid gains in employment and a pickup in price inflation, the U.S. Federal Reserve raised interest rates in December 2016, March 2017 and June 2017, and signaled it would raise rates once more before the end of 2017.

Meanwhile, demand from the improving economies of Europe and Asia and a weakening U.S. dollar, helped drive U.S. corporate profits to their highest levels in 13 years. In the second quarter of 2017, more than an estimated three-fourths of the companies in the Standard & Poor’s 500 Index (the “S&P 500”) reported earnings that surpassed analysts’ consensus estimates, according to Bloomberg News. At the same time, U.S. corporations took advantage of relatively low interest rates and issued more than $1 trillion of new bonds from January through August 2017.

Throughout the twelve month reporting period, equity and bond markets generally provided investors with positive returns. The November 8, 2016 election, which gave the Republican Party control of the White House and Congress, helped to fuel a sustained rally in U.S. equities amid investor expectations for tax cuts, infrastructure spending and regulatory reform. Even as expectations for rapid implementation of those policies faded, U.S. equity prices continued to reach new record highs through August 2017. Notably, financial market volatility held near 10-year lows, spiking only briefly on election night news of Donald Trump’s election victory in November 2016 and again in early August 2017 amid rising military tension between the U.S. and North Korea. For the twelve months ended August 31, 2017, the S&P 500 returned 16.2%, while the MSCI Europe, Australasia and Far East Index returned 18.2% and the MSCI Emerging Markets Index returned 25.0%.

The leading economies of Europe, Asia and Latin America provided a notable boost to global growth during the reporting period and the world’s central banks largely maintained accommodative policies that benefitted both corporations and investors. We believe investors who maintain a properly diversified portfolio and a long term perspective will be best positioned to gain from opportunities presented by the current market environment.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	1

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)1,*	9.19%
Russell 2000 Value Index	13.47%

Net Assets as of 8/31/2017 (In Thousands)	$5,658,278

INVESTMENT OBJECTIVE**

The Undiscovered Managers Behavioral Value Fund (the “Fund”) seeks to provide capital appreciation.

HOW DID THE MARKET PERFORM?

Global equity and bond markets overall provided investors with positive returns during the reporting period amid a backdrop of low volatility, low interest rates and steady growth in most developed market and emerging market economies.

U.S. equity prices experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. U.S. equity prices continued to climb, even as progress on those policies appeared to stall. Leading U.S. equity indexes reached multiple record high closings throughout 2017. Equities in other developed market and emerging market nations largely outperformed U.S. equities.

Within global credit markets, high-yield bonds (also known as “junk bonds”) continued to outperform investment grade corporate debt and U.S. Treasury bonds throughout the twelve month reporting period. Emerging market debt also outperformed corporate bonds and U.S. Treasury bonds. Notably, U.S. companies sold new bonds at a record pace in 2017 — more than $1 trillion combined — amid expectations for further interest rate increases by the U.S. Federal Reserve over the course of the year.

While U.S. financial market volatility remained historically low throughout the reporting period, there was a brief spike ahead of the November 2016 election and a sharper spike in early August 2017 amid tension between the U.S. and North Korea.

Overall, growth stocks outperformed value stocks and large and small cap stocks outperformed mid cap stocks during the reporting period. For the twelve months ended August 31, 2017, the Russell 2000 Value Index returned 13.47%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2017, the Fund’s Class L Shares underperformed the Russell 2000 Value Index (the “Benchmark”).

The Fund’s underweight position in the utilities sector was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position in the energy sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Brinker International Inc., GNC Holdings Inc. and Matson Inc. Shares of Brinker International, an operator of casual dining restaurant chains, fell amid competitive pressure and a drop in sales. Shares of GNC Holdings, a nutritional supplements retailer, fell after the company reported lower-than-expected earnings and suspended its earnings guidance. Shares of Matson, an ocean shipping company, fell after the company posted lower-than-expected earnings and following news reports of a potential new competitor in the Hawaii transport sector.

Leading individual contributors to relative performance included the Fund’s overweight positions in Brink’s Co., Celanese Corp. and Zebra Technologies Corp. Shares of Brink’s, a secure transport and cash logistics company, rose after the company issued better-than-expected guidance about its restructuring efforts. Shares of Celanese, a maker of specialty materials, rose on better-than-expected earnings and revenue. Shares of Zebra Technologies, a maker of bar-code laser printers and scanners, rose on better-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s sub-adviser, Fuller & Thaler Asset Management Inc. (the “Sub-Adviser”) looked for stocks that it believed were mispriced based on behavioral biases. The Sub-Adviser generally utilizes a three-pronged approach that includes i) positive signals such as significant share purchases by company insiders or stock repurchase activity by the company; ii) evidence of market overreaction due to behavioral factors like loss aversion or stereotyping that has resulted in an absolute or relative decline in the valuation of certain securities; and iii) analysis of the company fundamentals with regard to business model, valuation and credit risk.

As a result of this process, the Fund’s largest average overweight positions versus the Benchmark were in the industrials and information technology sectors, while its largest average underweight positions versus the Benchmark were in the financials and utilities sectors.

[1]	Effective December 1, 2016, Institutional Class was renamed Class L.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

2	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Investors Bancorp, Inc.	4.1%
2.	First Horizon National Corp.	3.1
3.	Colony NorthStar, Inc., Class A	2.6
4.	KLX, Inc.	2.5
5.	Celanese Corp., Series A	2.4
6.	White Mountains Insurance Group Ltd.	2.2
7.	ACI Worldwide, Inc.	2.1
8.	Rayonier, Inc.	2.0
9.	Zebra Technologies Corp., Class A	2.0
10.	Hope Bancorp, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR*
Financials	25.0%
Industrials	16.6
Information Technology	15.9
Consumer Discretionary	12.2
Real Estate	10.7
Materials	7.6
Energy	3.5
Health Care	2.8
Consumer Staples	2.4
Utilities	1.6
Short-Term Investment	1.7

*	Percentages indicated are based on total investments as of August 31, 2017. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
With Sales Charge*		3.06%	13.07%	8.41%
Without Sales Charge		8.76	14.30	8.99
CLASS C SHARES	June 4, 2004
With CDSC**		7.22	13.73	8.46
Without CDSC		8.22	13.73	8.46
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	April 30, 2013	9.04	14.59	9.25
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	December 28, 1998	9.19	14.74	9.32
CLASS R2 SHARES	April 30, 2013	8.49	14.05	8.88
CLASS R3 SHARES	March 1, 2017	8.76	14.30	8.99
CLASS R4 SHARES	March 1, 2017	9.03	14.59	9.25
CLASS R5 SHARES	March 1, 2017	9.19	14.74	9.32
CLASS R6 SHARES	April 30, 2013	9.29	14.84	9.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/07 TO 8/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 and Class I Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of the Class A, Class I and Class L Shares, respectively. The actual returns for Class R3, Class R4 and Class R5 Shares would have been similar to those shown because Class R3, Class R4 and Class R5 Shares have similar expenses to Class A, Class I and Class L Shares, respectively.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the Undiscovered Managers Behavioral Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from

August 31, 2007 to August 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

JPMorgan Realty Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class L Shares)1,*	(3.62)%
Morgan Stanley Capital International (“MSCI”) US REIT Index	(1.19)%

Net Assets as of 8/31/2017 (In Thousands)	$2,568,138

INVESTMENT OBJECTIVE**

The JPMorgan Realty Income Fund (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.

HOW DID THE MARKET PERFORM?

Global equity and bond markets overall provided investors with positive returns during the reporting period amid a backdrop of low volatility, low interest rates and steady growth in most developed market and emerging market economies.

Within global credit markets, high-yield bonds (also known as “junk bonds”) continued to outperform investment grade corporate debt and U.S. Treasury bonds throughout the twelve month reporting period. Emerging market debt also outperformed corporate bonds and U.S. Treasury bonds. Notably, U.S. companies sold new bonds at a record pace in 2017 — more than $1 trillion combined — amid expectations for further interest rate increases by the U.S. Federal Reserve over the course of the year.

U.S. equity prices experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. U.S. equity prices continued to climb, even as progress on those policies appeared to stall. Leading U.S. equity indexes reached multiple record high closings throughout of 2017. However, equities in other developed market and emerging market nations largely outperformed U.S. equities.

While U.S. financial market volatility remained historically low throughout the reporting period, there was a brief spike ahead of the November 2016 election and another spike in early August 2017, amid tension between the U.S. and North Korea.

Overall, investor expectations for rising interest rates put downward pressure on the real estate sector during the reporting period. For the twelve months ended August 31, 2017, the MSCI US REIT Index returned -1.19%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2017, the Fund’s Class L Shares underperformed the MSCI US REIT Index (the

“Benchmark”). The Fund’s security selection in the lodging, health care and storage sectors, as well as the retail sector, was a leading detractor from performance relative to the Benchmark. The Fund’s overweight positions in the office/industrial and residential sectors made a positive contribution to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Spirit Realty Capital Inc., HCP Inc. and Store Capital Corp. All three companies are owner/operators of primarily single-tenant properties that typically employ longer leases with fixed rent increases and their shares fell amid investor expectations of rising U.S. interest rates.

Leading individual contributors to the Fund’s relative performance included its overweight positions in LaSalle Hotel Properties, Equity One Inc. and Prologis Inc. Shares of LaSalle Hotel Properties, a hotel operator, rose amid rising revenues in the hotel sector. Shares of Equity One, a retail property company, rose on news that Regency Centers Corp. would acquire the company. Shares of Prologis, a logistics real estate company, rose amid strengthening demand from online retailers.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of attractively valued real estate securities. They projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model. During the reporting period, the portfolio managers used gains from the hotel and shopping centers sectors to fund investments in the apartments and industrial sectors and sought companies that they believed would benefit from economic recovery, especially residential and office companies.

[1]	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.
*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	5

JPMorgan Realty Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2017 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Equinix, Inc.	6.6%
2.	AvalonBay Communities, Inc.	6.2
3.	Simon Property Group, Inc.	6.0
4.	Prologis, Inc.	5.6
5.	Public Storage	4.7
6.	HCP, Inc.	4.4
7.	Digital Realty Trust, Inc.	4.2
8.	Equity Residential	3.4
9.	Equity LifeStyle Properties, Inc.	2.9
10.	Boston Properties, Inc.	2.9

PORTFOLIO COMPOSITION BY SECTOR*
Apartments	22.5%
Office	18.3
Industrial	15.1
Health Care	11.5
Hotels	7.0
Regional Malls	6.4
Shopping Centers	6.4
Storage	6.0
Diversified	5.0
Short-Term Investment	1.8

*	Percentages indicated are based on total investments as of August 31, 2017. The Fund’s portfolio composition is subject to change.

6	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
With Sales Charge*		(9.01)%	6.28%	4.39%
Without Sales Charge		(3.99)	7.44	4.95
CLASS C SHARES	June 4, 2004
With CDSC**		(5.53)	6.90	4.42
Without CDSC		(4.53)	6.90	4.42
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	March 1, 2017	(3.62)	7.86	5.38
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	January 1, 1998	(3.62)	7.86	5.38
CLASS R5 SHARES	May 15, 2006	(3.59)	7.92	5.43
CLASS R6 SHARES	November 2, 2015	(3.51)	7.96	5.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/07 TO 8/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Class R5 Shares. Returns for Class I Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns for Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Realty Income Fund, the MSCI U.S. REIT Index and the Lipper Real Estate Funds Index from August 31, 2007 to August 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI U.S. REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable.

The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. The Lipper Real Estate Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	7

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.5%
	Consumer Discretionary — 12.2%
	Auto Components — 1.1%
1,999	Gentherm, Inc. (a)	62,259

	Diversified Consumer Services — 0.5%
649	Sotheby’s (a)	29,122

	Hotels, Restaurants & Leisure — 2.5%
1,909	Bloomin’ Brands, Inc.	32,479
2,215	Brinker International, Inc.	69,162
381	Wyndham Worldwide Corp.	38,012

		139,653

	Household Durables — 1.3%
2,674	TRI Pointe Group, Inc. (a)	34,069
676	Tupperware Brands Corp.	39,117

		73,186

	Media — 1.3%
1,410	John Wiley & Sons, Inc., Class A	76,096

	Specialty Retail — 3.9%
1,910	American Eagle Outfitters, Inc.	22,827
2,917	DSW, Inc., Class A	54,050
765	Genesco, Inc. (a)	16,176
1,588	GNC Holdings, Inc., Class A	13,179
1,985	Guess?, Inc.	30,925
4,402	Sally Beauty Holdings, Inc. (a)	81,825

		218,982

	Textiles, Apparel & Luxury Goods — 1.6%
1,578	Columbia Sportswear Co.	90,381

	Total Consumer Discretionary	689,679

	Consumer Staples — 2.4%
	Food & Staples Retailing — 1.1%
3,141	Sprouts Farmers Market, Inc. (a)	62,633

	Household Products — 1.3%
1,651	Energizer Holdings, Inc.	72,911

	Total Consumer Staples	135,544

	Energy — 3.5%
	Energy Equipment & Services — 0.9%
2,286	Patterson-UTI Energy, Inc.	36,512
6,807	TETRA Technologies, Inc. (a)	14,021

		50,533

	Oil, Gas & Consumable Fuels — 2.6%
269	Andeavor	26,908
2,560	PBF Energy, Inc., Class A	60,615

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
5,945	WPX Energy, Inc. (a)	59,391

		146,914

	Total Energy	197,447

	Financials — 25.1%
	Banks — 13.1%
1,981	Bancorp, Inc. (The) (a)	15,555
2,775	Brookline Bancorp, Inc.	39,827
10,117	First Horizon National Corp.	174,110
6,788	Hope Bancorp, Inc.	109,552
17,829	Investors Bancorp, Inc.	233,381
5,834	KeyCorp	100,399
503	Simmons First National Corp., Class A	26,236
642	TCF Financial Corp.	9,971
936	United Bankshares, Inc.	31,405

		740,436

	Capital Markets — 3.9%
5,218	Apollo Investment Corp.	30,786
1,256	Artisan Partners Asset Management, Inc., Class A	38,571
3,565	Fifth Street Finance Corp.	19,250
1,548	Investment Technology Group, Inc.	31,108
1,890	Janus Henderson Group plc, (United Kingdom)	65,323
1,914	Waddell & Reed Financial, Inc., Class A	35,623

		220,661

	Insurance — 5.5%
1,053	Assured Guaranty Ltd.	44,781
4,868	CNO Financial Group, Inc.	108,790
1,983	National General Holdings Corp.	34,042
144	White Mountains Insurance Group Ltd.	125,391

		313,004

	Mortgage Real Estate Investment Trusts (REITs) — 2.6%
1,818	AG Mortgage Investment Trust, Inc.	35,036
3,819	Apollo Commercial Real Estate Finance, Inc.	69,087
1,851	Starwood Property Trust, Inc.	41,109

		145,232

	Total Financials	1,419,333

	Health Care — 2.8%
	Health Care Equipment & Supplies — 1.4%
1,875	Haemonetics Corp. (a)	80,678

	Health Care Providers & Services — 0.4%
824	PharMerica Corp. (a)	24,234

	Health Care Technology — 1.0%
4,231	Allscripts Healthcare Solutions, Inc. (a)	55,594

	Total Health Care	160,506

SEE NOTES TO FINANCIAL STATEMENTS.

8	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Industrials — 16.7%
	Aerospace & Defense — 2.5%
2,948	KLX, Inc. (a)	141,335

	Building Products — 1.4%
458	Armstrong Flooring, Inc. (a)	6,834
1,537	Armstrong World Industries, Inc. (a)	73,024

		79,858

	Commercial Services & Supplies — 6.7%
868	Brink’s Co. (The)	68,108
4,746	Civeo Corp. (a)	10,109
1,893	Clean Harbors, Inc. (a)	102,374
2,145	Copart, Inc. (a)	70,131
6,207	Covanta Holding Corp.	89,075
1,198	Herman Miller, Inc.	40,326

		380,123

	Machinery — 3.7%
2,638	Actuant Corp., Class A	63,443
1,615	Harsco Corp. (a)	27,614
535	Hyster-Yale Materials Handling, Inc.	38,051
1,034	Kennametal, Inc.	36,179
1,119	Terex Corp.	43,133

		208,420

	Marine — 1.1%
2,371	Matson, Inc.	61,182

	Trading Companies & Distributors — 1.3%
394	Applied Industrial Technologies, Inc.	22,475
3,174	MRC Global, Inc. (a)	50,052

		72,527

	Total Industrials	943,445

	Information Technology — 16.0%
	Communications Equipment — 0.9%
2,324	ADTRAN, Inc.	51,354

	Electronic Equipment, Instruments & Components — 6.1%
977	Avnet, Inc.	37,695
1,275	Dolby Laboratories, Inc., Class A	64,336
1,196	MTS Systems Corp.	57,905
3,566	VeriFone Systems, Inc. (a)	70,495
1,083	Zebra Technologies Corp., Class A (a)	111,678

		342,109

	IT Services — 5.7%
719	Broadridge Financial Solutions, Inc.	56,210
1,979	Cardtronics plc, Class A (a)	51,410
3,957	Convergys Corp.	92,990

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
503	Global Payments, Inc.	47,986
1,940	Sykes Enterprises, Inc. (a)	51,717
1,350	Syntel, Inc.	24,378

		324,691

	Software — 3.3%
5,295	ACI Worldwide, Inc. (a)	120,520
1,646	Verint Systems, Inc. (a)	65,353

		185,873

	Total Information Technology	904,027

	Materials — 7.6%
	Chemicals — 4.6%
1,489	Cabot Corp.	78,425
1,409	Celanese Corp., Series A	136,727
1,108	Koppers Holdings, Inc. (a)	43,418

		258,570

	Construction Materials — 1.0%
612	Eagle Materials, Inc.	59,502

	Metals & Mining — 1.2%
3,735	Commercial Metals Co.	70,547

	Paper & Forest Products — 0.8%
2,564	PH Glatfelter Co.	44,411

	Total Materials	433,030

	Real Estate — 10.6%
	Equity Real Estate Investment Trusts (REITs) — 9.9%
2,763	Chatham Lodging Trust	56,033
11,174	Colony NorthStar, Inc., Class A	146,492
6,587	Franklin Street Properties Corp.	65,675
1,869	Pebblebrook Hotel Trust	62,782
690	Potlatch Corp.	32,992
3,948	Rayonier, Inc.	114,544
763	Ryman Hospitality Properties, Inc.	45,319
1,047	Starwood Waypoint Homes (a)	38,973

		562,810

	Real Estate Management & Development — 0.7%
936	Alexander & Baldwin, Inc.	40,623

	Total Real Estate	603,433

	Utilities — 1.6%
	Electric Utilities — 1.6%
1,610	El Paso Electric Co.	89,441

	Total Common Stocks (Cost $4,837,355)	5,575,885

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	9

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.7%
	Investment Company — 1.7%
96,014	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.88% (b) (l) (Cost $96,014)	96,014

	Total Investments — 100.2% (Cost $4,933,369)	5,671,899
	Liabilities in Excess of Other Assets — (0.2)%	(13,621)

	NET ASSETS — 100.0%	$5,658,278

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Apartments — 22.5%
849	AvalonBay Communities, Inc.	159,396
178	CalAtlantic Group, Inc.	6,189
741	Camden Property Trust	66,340
838	Equity LifeStyle Properties, Inc.	74,708
1,300	Equity Residential	87,295
267	Essex Property Trust, Inc.	70,915
1,654	Invitation Homes, Inc.	38,267
1,012	Realty Income Corp.	58,255
430	Toll Brothers, Inc.	16,737

		578,102

	Diversified — 5.0%
355	CBRE Group, Inc., Class A (a)	12,808
450	Duke Realty Corp.	13,382
1,703	Gramercy Property Trust	51,864
239	SBA Communications Corp. (a)	36,657
132	St Joe Co. (The) (a)	2,490
375	Weyerhaeuser Co.	12,229

		129,430

	Health Care — 11.6%
3,773	HCP, Inc.	112,459
1,667	Healthcare Trust of America, Inc., Class A	51,794
859	National Health Investors, Inc.	68,844
725	Quality Care Properties, Inc. (a)	9,940
790	Ventas, Inc.	54,056

		297,093

	Hotels — 7.0%
610	Hilton Worldwide Holdings, Inc.	39,229
1,706	Host Hotels & Resorts, Inc.	30,918
935	MGM Growth Properties LLC, Class A	28,611
691	Park Hotels & Resorts, Inc.	18,452
1,242	RLJ Lodging Trust	25,064
2,342	Sunstone Hotel Investors, Inc.	37,003

		179,277

	Industrial — 19.4%
686	CyrusOne, Inc.	43,239
923	Digital Realty Trust, Inc.	109,183
364	Equinix, Inc.	170,374
720	Liberty Property Trust	30,660
2,281	Prologis, Inc.	144,514

		497,970

SHARES	SECURITY DESCRIPTION	VALUE($)

	Office — 14.0%
548	Alexandria Real Estate Equities, Inc.	66,441
611	Boston Properties, Inc.	73,648
2,457	Brandywine Realty Trust	42,211
1,433	Corporate Office Properties Trust	47,812
977	Highwoods Properties, Inc.	51,029
726	Hudson Pacific Properties, Inc.	23,943
369	JBG SMITH Properties (a)	12,086
183	SL Green Realty Corp.	17,652
348	Vornado Realty Trust	25,925

		360,747

	Regional Malls — 6.4%
443	GGP, Inc.	9,193
989	Simon Property Group, Inc.	155,193

		164,386

	Shopping Centers — 6.4%
354	Acadia Realty Trust	10,157
484	Federal Realty Investment Trust	61,440
2,178	Kimco Realty Corp.	42,740
775	Regency Centers Corp.	49,845

		164,182

	Storage — 6.1%
1,369	CubeSmart	33,746
594	Public Storage	121,871

		155,617

	Total Common Stocks (Cost $2,192,991)	2,526,804

Short-Term Investment — 1.8%
	Investment Company — 1.8%
47,185	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.88% (b) (l) (Cost $47,185)	47,185

	Total Investments — 100.2% (Cost $2,240,176)	2,573,989
	Liabilities in Excess of Other Assets — (0.2)%	(5,851)

	NET ASSETS — 100.0%	$2,568,138

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	11

Undiscovered Managers Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of August 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

12	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2017

(Amounts in thousands, except per share amounts)

	Behavioral Value Fund		Realty Income Fund
ASSETS:
Investments in non-affiliates, at value	$5,575,885		$2,526,804
Investments in affiliates, at value	96,014		47,185
Receivables:
Investment securities sold	2,631		11,168
Fund shares sold	3,280		5,645
Dividends from non-affiliates	3,951		1,675
Dividends from affiliates	143		35

Total Assets	5,681,904		2,592,512

LIABILITIES:
Payables:
Due to custodian	—	(a)	—
Investment securities purchased	12,899		22,520
Fund shares redeemed	5,552		136
Accrued liabilities:
Investment advisory fees	3,412		1,370
Administration fees	267		18
Distribution fees	364		40
Service fees	749		36
Custodian and accounting fees	58		28
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2
Other	325		224

Total Liabilities	23,626		24,374

Net Assets	$5,658,278		$2,568,138

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

14	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

	Behavioral Value Fund	Realty Income Fund
NET ASSETS:
Paid-in-Capital	$4,797,710	$2,337,714
Accumulated undistributed (distributions in excess of) net investment income	17,057	8,493
Accumulated net realized gains (losses)	104,981	(111,882)
Net unrealized appreciation (depreciation)	738,530	333,813

Total Net Assets	$5,658,278	$2,568,138

Net Assets:
Class A	$907,053	$170,609
Class C	247,259	6,180
Class I (formerly Select Class)	1,145,714	272
Class L (formerly Institutional Class)	2,873,203	59,320
Class R2	17,759	—
Class R3	133	—
Class R4	1,586	—
Class R5	821	24,380
Class R6	464,750	2,307,377

Total	$5,658,278	$2,568,138

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,269	13,078
Class C	4,126	490
Class I (formerly Select Class)	17,641	21
Class L (formerly Institutional Class)	44,084	4,483
Class R2	282	—
Class R3	2	—
Class R4	24	—
Class R5	13	1,833
Class R6	7,118	174,064

Net Asset Value (a):
Class A — Redemption price per share	$63.57	$13.05
Class C — Offering price per share(b)	59.93	12.61
Class I (formerly Select Class) — Offering and redemption price per share	64.95	13.23
Class L (formerly Institutional Class) — Offering and redemption price per share	65.17	13.23
Class R2 — Offering and redemption price per share	63.05	—
Class R3 — Offering and redemption price per share	63.57	—
Class R4 — Offering and redemption price per share	64.94	—
Class R5 — Offering and redemption price per share	65.17	13.30
Class R6 — Offering and redemption price per share	65.29	13.26
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$67.09	$13.77

Cost of investments in non-affiliates	$4,837,355	$2,192,991
Cost of investments in affiliates	96,014	47,185

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2017

(Amounts in thousands)

	Behavioral Value Fund		Realty Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$20		$1
Dividend income from non-affiliates	98,941		58,707
Dividend income from affiliates	2,269		311
Non-cash dividend income from non-affiliates (a)	—		3,813

Total investment income	101,230		62,832

EXPENSES:
Investment advisory fees	59,115		17,939
Administration fees	4,601		1,955
Distribution fees:
Class A	2,740		425
Class C	2,123		61
Class R2	79		—
Class R3 (b)	—	(c)	—
Service fees:
Class A	2,740		425
Class C	708		20
Class I (formerly Select Class) (d)	2,908		— (c)
Class L (formerly Institutional Class)	2,673		102
Class R2	40		—
Class R3 (b)	—	(c)	—
Class R4 (b)	—	(c)	—
Class R5 (b)	—	(c)	20
Custodian and accounting fees	187		103
Professional fees	125		89
Trustees’ and Chief Compliance Officer’s fees	35		33
Printing and mailing costs	382		112
Registration and filing fees	289		164
Transfer agency fees (See Note 2.C.)	214		54
Sub-transfer agency fees (See Note 2.C.)	2,561		114
Other	131		58

Total expenses	81,651		21,674

Less fees waived	(23,422)		(4,447)
Less expense reimbursements	(10)		(13)

Net expenses	58,219		17,214

Net investment income (loss)	43,011		45,618

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	214,210		(39,114)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	213,264		(81,240)

Net realized/unrealized gains (losses)	427,474		(120,354)

Change in net assets resulting from operations	$470,485		$(74,736)

(a)	This is a result of a non-cash distribution from a partnership. The Fund recorded the non-cash dividend income on the ex-dividend date.
(b)	Commencement of offering of class of shares effective March 1, 2017 for Behavioral Value Fund.
(c)	Amount rounds to less than 500.
(d)	Commencement of offering of class of shares effective March 1, 2017 for Realty Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

16	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Behavioral Value Fund		Realty Income Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$43,011	$42,354	$45,618	$42,220
Net realized gain (loss)	214,210	53,609	(39,114)	108,701
Change in net unrealized appreciation/depreciation	213,264	456,117	(81,240)	289,123

Change in net assets resulting from operations	470,485	552,080	(74,736)	440,044

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,642)	(5,101)	(3,194)	(2,537)
From net realized gains	(27,098)	(24,776)	(9,473)	(10,035)
Class C
From net investment income	(680)	(565)	(157)	(96)
From net realized gains	(7,141)	(6,871)	(497)	(526)
Class I (formerly Select Class) (a)
From net investment income	(9,833)	(5,368)	—	—
From net realized gains	(25,395)	(20,046)	—	—
Class L (formerly Institutional Class)
From net investment income	(25,542)	(12,126)	(2,121)	(2,368)
From net realized gains	(56,777)	(38,389)	(5,979)	(7,269)
Class R2
From net investment income	(87)	(45)	—	—
From net realized gains	(357)	(231)	—	—
Class R3 (b)
From net investment income	—	—	—	—
From net realized gains	—	—	—	—
Class R4 (b)
From net investment income	—	—	—	—
From net realized gains	—	—	—	—
Class R5 (b)
From net investment income	—	—	(586)	(6,943)
From net realized gains	—	—	(1,625)	(1,534)
Class R6
From net investment income	(3,836)	(743)	(40,432)	(26,739)
From net realized gains	(7,843)	(2,260)	(111,980)	(102,440)

Total distributions to shareholders	(172,231)	(116,521)	(176,044)	(160,487)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	264,288	1,985,190	519,639	(189,587)

NET ASSETS:
Change in net assets	562,542	2,420,749	268,859	89,970
Beginning of period	5,095,736	2,674,987	2,299,279	2,209,309

End of period	$5,658,278	$5,095,736	$2,568,138	$2,299,279

Accumulated undistributed (distributions in excess of) net investment income	$17,057	$25,978	$8,493	$9,244

(a)	Commencement of offering of class of shares effective March 1, 2017 for Realty Income Fund.
(b)	Commencement of offering of class of shares effective March 1, 2017 for Behavioral Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Behavioral Value Fund		Realty Income Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$230,790	$738,685	$54,035	$75,054
Distributions reinvested	32,240	28,319	12,604	12,474
Cost of shares redeemed	(566,946)	(413,503)	(59,698)	(97,752)

Change in net assets resulting from Class A capital transactions	$(303,916)	$353,501	$6,941	$(10,224)

Class C
Proceeds from shares issued	$17,155	$125,034	$1,404	$3,940
Distributions reinvested	6,408	6,156	645	608
Cost of shares redeemed	(92,630)	(39,299)	(5,481)	(3,895)

Change in net assets resulting from Class C capital transactions	$(69,067)	$91,891	$(3,432)	$653

Class I (formerly Select Class) (a)
Proceeds from shares issued	$454,907	$788,440	$268	$—
Distributions reinvested	28,252	18,405	—	—
Cost of shares redeemed	(494,498)	(381,413)	—	—

Change in net assets resulting from Class I capital transactions	$(11,339)	$425,432	$268	$—

Class L (formerly Institutional Class)
Proceeds from shares issued	$985,847	$1,273,916	$17,454	$21,747
Distributions reinvested	50,640	25,245	3,432	4,601
Cost of shares redeemed	(532,013)	(423,034)	(72,717)	(111,661)

Change in net assets resulting from Class L capital transactions	$504,474	$876,127	$(51,831)	$(85,313)

Class R2
Proceeds from shares issued	$11,117	$9,404	$—	$—
Distributions reinvested	444	276	—	—
Cost of shares redeemed	(7,387)	(2,636)	—	—

Change in net assets resulting from Class R2 capital transactions	$4,174	$7,044	$—	$—

Class R3 (b)
Proceeds from shares issued	$144	$—	$—	$—
Cost of shares redeemed	(8)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$136	$—	$—	$—

Class R4 (b)
Proceeds from shares issued	$1,640	$—	$—	$—
Cost of shares redeemed	(4)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$1,636	$—	$—	$—

Class R5 (b)
Proceeds from shares issued	$858	$—	$6,355	$144,044
Distributions reinvested	—	—	2,105	8,395
Cost of shares redeemed	(27)	—	(11,000)	(2,138,048)

Change in net assets resulting from Class R5 capital transactions	$831	$—	$(2,540)	$(1,985,609)

Class R6
Proceeds from shares issued	$206,479	$266,960	$564,242	$2,350,812
Distributions reinvested	11,675	2,995	152,401	129,179
Cost of shares redeemed	(80,795)	(38,760)	(146,410)	(589,085)

Change in net assets resulting from Class R6 capital transactions	$137,359	$231,195	$570,233	$1,890,906

Total change in net assets resulting from capital transactions	$264,288	$1,985,190	$519,639	$(189,587)

(a)	Commencement of offering of class of shares effective March 1, 2017 for Realty Income Fund.
(b)	Commencement of offering of class of shares effective March 1, 2017 for Behavioral Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

18	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

	Behavioral Value Fund		Realty Income Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	3,661	13,315	4,128	5,543
Reinvested	504	526	991	961
Redeemed	(8,948)	(7,379)	(4,563)	(7,281)

Change in Class A Shares	(4,783)	6,462	556	(777)

Class C
Issued	288	2,375	110	289
Reinvested	106	121	52	48
Redeemed	(1,550)	(749)	(432)	(302)

Change in Class C Shares	(1,156)	1,747	(270)	35

Class I (formerly Select Class) (a)
Issued	7,020	13,978	21	—
Reinvested	432	335	—	—
Redeemed	(7,655)	(6,747)	—	—

Change in Class I Shares	(203)	7,566	21	—

Class L (formerly Institutional Class)
Issued	15,279	22,793	1,338	1,601
Reinvested	772	458	266	351
Redeemed	(8,181)	(7,459)	(5,532)	(7,991)

Change in Class L Shares	7,870	15,792	(3,928)	(6,039)

Class R2
Issued	178	168	—	—
Reinvested	7	5	—	—
Redeemed	(117)	(47)	—	—

Change in Class R2 Shares	68	126	—	—

Class R3 (b)
Issued	2	—	—	—
Redeemed	— (c)	—	—	—

Change in Class R3 Shares	2	—	—	—

Class R4 (b)
Issued	24	—	—	—
Redeemed	— (c)	—	—	—

Change in Class R4 Shares	24	—	—	—

Class R5 (b)
Issued	13	—	472	10,457
Reinvested	—	—	163	641
Redeemed	— (c)	—	(836)	(149,697)

Change in Class R5 Shares	13	—	(201)	(138,599)

Class R6
Issued	3,157	4,670	42,096	165,078
Reinvested	178	54	11,816	9,832
Redeemed	(1,241)	(671)	(11,235)	(43,523)

Change in Class R6 Shares	2,094	4,053	42,677	131,387

(a)	Commencement of offering of class of shares effective March 1, 2017 for Realty Income Fund.
(b)	Commencement of offering of class of shares effective March 1, 2017 for Behavioral Value Fund.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Behavioral Value Fund
Class A
Year Ended August 31, 2017	$60.15	$0.32		$4.95	$5.27	$(0.40)	$(1.45)	$(1.85)
Year Ended August 31, 2016	55.30	0.49		6.29	6.78	(0.31)	(1.62)	(1.93)
Year Ended August 31, 2015	55.38	0.37		0.81	1.18	(0.43)	(0.83)	(1.26)
Year Ended August 31, 2014	45.93	0.53		9.13	9.66	(0.21)	—	(0.21)
Year Ended August 31, 2013	35.72	0.12	(f)	10.09	10.21	—	—	—

Class C
Year Ended August 31, 2017	56.84	0.01		4.67	4.68	(0.14)	(1.45)	(1.59)
Year Ended August 31, 2016	52.43	0.20		5.95	6.15	(0.12)	(1.62)	(1.74)
Year Ended August 31, 2015	52.64	0.09		0.77	0.86	(0.24)	(0.83)	(1.07)
Year Ended August 31, 2014	43.80	0.26		8.69	8.95	(0.11)	—	(0.11)
Year Ended August 31, 2013	34.23	(0.08	)(f)	9.65	9.57	—	—	—

Class I (formerly Select Class)
Year Ended August 31, 2017	61.41	0.50		5.04	5.54	(0.55)	(1.45)	(2.00)
Year Ended August 31, 2016	56.37	0.64		6.43	7.07	(0.41)	(1.62)	(2.03)
Year Ended August 31, 2015	56.41	0.52		0.82	1.34	(0.55)	(0.83)	(1.38)
Year Ended August 31, 2014	46.78	0.68		9.29	9.97	(0.34)	—	(0.34)
April 30, 2013 (g) through August 31, 2013	44.54	0.09	(f)	2.15	2.24	—	—	—

Class L (formerly Institutional Class)
Year Ended August 31, 2017	61.60	0.59		5.07	5.66	(0.64)	(1.45)	(2.09)
Year Ended August 31, 2016	56.52	0.73		6.44	7.17	(0.47)	(1.62)	(2.09)
Year Ended August 31, 2015	56.52	0.60		0.83	1.43	(0.60)	(0.83)	(1.43)
Year Ended August 31, 2014	46.80	0.74		9.32	10.06	(0.34)	—	(0.34)
Year Ended August 31, 2013	36.29	0.29	(f)	10.22	10.51	—	—	—

Class R2
Year Ended August 31, 2017	59.78	0.17		4.90	5.07	(0.35)	(1.45)	(1.80)
Year Ended August 31, 2016	55.09	0.34		6.28	6.62	(0.31)	(1.62)	(1.93)
Year Ended August 31, 2015	55.18	0.20		0.84	1.04	(0.30)	(0.83)	(1.13)
Year Ended August 31, 2014	45.89	0.40		9.12	9.52	(0.23)	—	(0.23)
April 30, 2013 (g) through August 31, 2013	43.77	0.02	(f)	2.10	2.12	—	—	—

Class R3
March 1, 2017 (g) through August 31, 2017	64.80	0.13		(1.36)	(1.23)	—	—	—

Class R4
March 1, 2017 (g) through August 31, 2017	66.12	0.15		(1.33)	(1.18)	—	—	—

Class R5
March 1, 2017 (g) through August 31, 2017	66.30	0.29		(1.42)	(1.13)	—	—	—

Class R6
Year Ended August 31, 2017	61.70	0.66		5.07	5.73	(0.69)	(1.45)	(2.14)
Year Ended August 31, 2016	56.59	0.72		6.52	7.24	(0.51)	(1.62)	(2.13)
Year Ended August 31, 2015	56.58	0.63		0.85	1.48	(0.64)	(0.83)	(1.47)
Year Ended August 31, 2014	46.82	0.78		9.34	10.12	(0.36)	—	(0.36)
April 30, 2013 (g) through August 31, 2013	44.54	0.14	(f)	2.14	2.28	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $(0.12), $0.05, $0.25, $(0.02), $0.10 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.29)%, 0.29%, 0.55%, (0.14)% and 0.61% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

20	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$63.57	8.76%	$907,053	1.28%	0.51%		1.76%	24%
60.15	12.70	1,146,043	1.29	0.88		1.83	44
55.30	2.23	696,222	1.29	0.66		1.86	36
55.38	21.06	364,773	1.28	1.02		1.79	44
45.93	28.58	201,017	1.35	0.28	(f)	1.89	58

59.93	8.22	247,259	1.78	0.02		2.23	24
56.84	12.13	300,255	1.79	0.38		2.28	44
52.43	1.73	185,342	1.79	0.17		2.31	36
52.64	20.46	107,383	1.78	0.52		2.29	44
43.80	27.96	38,608	1.87	(0.19	)(f)	2.40	58

64.95	9.03	1,145,714	1.03	0.77		1.44	24
61.41	12.99	1,095,710	1.04	1.13		1.49	44
56.37	2.49	579,340	1.04	0.91		1.54	36
56.41	21.36	270,648	1.04	1.25		1.55	44
46.78	5.03	2,775	1.03	0.57	(f)	1.67	58

65.17	9.19	2,873,203	0.88	0.91		1.28	24
61.60	13.16	2,230,948	0.89	1.28		1.31	44
56.52	2.65	1,154,307	0.89	1.06		1.33	36
56.52	21.54	520,539	0.89	1.37		1.39	44
46.80	28.96	150,140	1.00	0.65	(f)	1.49	58

63.05	8.47	17,759	1.53	0.27		2.05	24
59.78	12.43	12,822	1.54	0.61		2.10	44
55.09	1.98	4,845	1.54	0.36		2.10	36
55.18	20.77	942	1.54	0.74		2.05	44
45.89	4.84	52	1.54	0.14	(f)	2.12	58

63.57	(1.90)	133	1.29	0.40		1.66	24

64.94	(1.78)	1,586	1.04	0.47		1.42	24

65.17	(1.70)	821	0.89	0.88		1.26	24

65.29	9.29	464,750	0.78	1.01		1.16	24
61.70	13.28	309,958	0.78	1.24		1.17	44
56.59	2.73	54,931	0.79	1.10		1.19	36
56.58	21.67	15,199	0.79	1.41		1.29	44
46.82	5.12	53	0.79	0.89	(f)	1.37	58

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Realty Income Fund
Class A
Year Ended August 31, 2017	$14.67	$0.19		$(0.82)	$(0.63)	$(0.24)	$(0.75)	$(0.99)
Year Ended August 31, 2016	12.95	0.20		2.42	2.62	(0.17)	(0.73)	(0.90)
Year Ended August 31, 2015	13.28	0.18		0.03	0.21	(0.20)	(0.34)	(0.54)
Year Ended August 31, 2014	11.26	0.15	(f)	2.37	2.52	(0.19)	(0.31)	(0.50)
Year Ended August 31, 2013	11.70	0.15		(0.34)	(0.19)	(0.16)	(0.09)	(0.25)

Class C
Year Ended August 31, 2017	14.27	0.13		(0.82)	(0.69)	(0.22)	(0.75)	(0.97)
Year Ended August 31, 2016	12.64	0.12		2.36	2.48	(0.12)	(0.73)	(0.85)
Year Ended August 31, 2015	13.00	0.10		0.05	0.15	(0.17)	(0.34)	(0.51)
Year Ended August 31, 2014	11.06	0.10	(f)	2.30	2.40	(0.15)	(0.31)	(0.46)
Year Ended August 31, 2013	11.50	0.09		(0.32)	(0.23)	(0.12)	(0.09)	(0.21)

Class I (formerly Select Class)
March 1, 2017 (g) through August 31, 2017	13.22	0.07		(0.06)	0.01	—	—	—

Class L (formerly Institutional Class)
Year Ended August 31, 2017	14.82	0.25		(0.83)	(0.58)	(0.26)	(0.75)	(1.01)
Year Ended August 31, 2016	13.07	0.25		2.44	2.69	(0.21)	(0.73)	(0.94)
Year Ended August 31, 2015	13.37	0.24		0.03	0.27	(0.23)	(0.34)	(0.57)
Year Ended August 31, 2014	11.31	0.22	(f)	2.36	2.58	(0.21)	(0.31)	(0.52)
Year Ended August 31, 2013	11.74	0.20		(0.34)	(0.14)	(0.20)	(0.09)	(0.29)

Class R5
Year Ended August 31, 2017	14.89	0.26		(0.84)	(0.58)	(0.26)	(0.75)	(1.01)
Year Ended August 31, 2016	13.08	0.24		2.47	2.71	(0.17)	(0.73)	(0.90)
Year Ended August 31, 2015	13.38	0.24		0.04	0.28	(0.24)	(0.34)	(0.58)
Year Ended August 31, 2014	11.32	0.21	(f)	2.37	2.58	(0.21)	(0.31)	(0.52)
Year Ended August 31, 2013	11.74	0.20		(0.32)	(0.12)	(0.21)	(0.09)	(0.30)

Class R6
Year Ended August 31, 2017	14.84	0.26		(0.83)	(0.57)	(0.26)	(0.75)	(1.01)
November 2, 2015 (g) through August 31, 2016	14.55	0.23		0.96	1.19	(0.17)	(0.73)	(0.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$13.05	(3.99)%	$170,609	1.18%	1.46%		1.41%	116%
14.67	21.23	183,703	1.18	1.45		1.47	141
12.95	1.46	172,267	1.18	1.28		1.54	93
13.28	23.30	141,044	1.18	1.24	(f)	1.39	105
11.26	(1.67)	57,005	1.18	1.25		1.40	60

12.61	(4.53)	6,180	1.67	1.05		1.96	116
14.27	20.56	10,842	1.68	0.93		1.98	141
12.64	0.98	9,154	1.68	0.76		1.97	93
13.00	22.64	7,941	1.68	0.83	(f)	1.90	105
11.06	(2.08)	7,420	1.68	0.75		1.90	60

13.23	0.08	272	0.78	1.11		0.97	116

13.23	(3.62)	59,320	0.78	1.92		0.98	116
14.82	21.64	124,676	0.78	1.84		0.98	141
13.07	1.89	188,818	0.78	1.71		0.97	93
13.37	23.81	258,480	0.78	1.78	(f)	1.00	105
11.31	(1.27)	447,799	0.78	1.65		1.00	60

13.30	(3.59)	24,380	0.73	1.93		0.97	116
14.89	21.71	30,288	0.73	1.73		0.91	141
13.08	1.94	1,839,070	0.73	1.74		0.91	93
13.38	23.83	1,393,335	0.73	1.69	(f)	0.94	105
11.32	(1.15)	487,985	0.73	1.70		0.95	60

13.26	(3.51)	2,307,377	0.68	1.94		0.86	116
14.84	9.09	1,949,770	0.68	2.00		0.86	141

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Undiscovered Managers Behavioral Value Fund	Class A, Class C, Class I***, Class L*, Class R2, Class R3**, Class R4**, Class R5** and Class R6	Diversified
JPMorgan Realty Income Fund	Class A, Class C, Class I**, ***, Class L*, Class R5 and Class R6	Non-Diversified

*	Effective December 1, 2016, Institutional Class was renamed Class L.
**	Effective March 1, 2017, Class R3, Class R4, and Class R5 commenced operation for Undiscovered Managers Behavioral Value Fund and Class I for Realty Income Fund.
***	Effective April 3, 2017, Select Class was renamed Class I.

All share classes for the Behavioral Value Fund and Class L Shares of the Realty Income Fund are publicly offered on a limited basis.

The investment objective of Behavioral Value Fund is capital appreciation.

The investment objective of Realty Income Fund is high total investment return through a combination of capital appreciation and current income.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

24	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Behavioral Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,671,899	$—	$—	$5,671,899

Realty Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,573,989	$—	$—	$2,573,989

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended August 31, 2017.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency are class-specific expenses, and sub-transfer agency fees were class specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency and sub-transfer agency fees charged to each class of the Funds for the year ended August 31, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I		Class L	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Behavioral Value Fund
Transfer agency fees	$82	$15	$21		$77	$4	$—	(a)	$—	(a)	$—	(a)	$15	$214
Sub-transfer agency fees	1,100	204	466		772	19	—		—		—		—	2,561
Realty Income Fund
Transfer agency fees	22	3	—	(a)	13	n/a	n/a		n/a		1		15	54
Sub-transfer agency fees	79	5	—		17	n/a	n/a		n/a		13		—	114

(a)	Amount rounds to less than 500.

D. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — For Behavioral Value Fund, distributions from net investment income are generally declared and paid annually. For Realty Income Fund, distributions from net investment income are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Behavioral Value Fund	$—	$(4,312)	$4,312
Realty Income Fund	—	121	(121)

The reclassifications for the Funds relate primarily to non-taxable dividends and redesignation of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Behavioral Value Fund	1.05	%*
Realty Income Fund	0.75

*	Effective September 1, 2017, the annual rate will be 0.75%.

A Sub-advisory agreement exists between JPMIM and Fuller & Thaler Asset Management, Inc. for the Behavioral Value Fund. Under the terms of the Sub-Advisory agreement, JPMIM pays the sub-adviser a portion of fees received by JPMIM.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Behavioral Value Fund	0.25%	0.75%	0.50%	0.25%
Realty Income Fund	0.25	0.75	n/a	n/a

26	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Behavioral Value Fund	$60	$1
Realty Income Fund	6	1

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5*
Behavioral Value Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Realty Income Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	0.10

*	Prior to April 3, 2017, the service fee for Class R5 Shares were 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Behavioral Value Fund	1.30%	1.80%	1.05%	0.90%	1.55%	1.30%	1.05%	0.90%	0.80%
Realty Income Fund	1.18	1.68	0.93	0.78	n/a	n/a	n/a	0.73	0.68

The expense limitation agreement was in effect for the year ended August 31, 2017 and is in place until at least December 31, 2017.

For the year ended August 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Behavioral Value Fund	$18,476	$1,437	$2,622	$22,535	$10
Realty Income Fund	2,512	1,675	152	4,339	13

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Funds’ investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the year ended August 31, 2017 were as follows (amounts in thousands):

Behavioral Value Fund	$887
Realty Income Fund	108

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2017, Realty Income Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended August 31, 2017, the Realty Income Fund incurred approximately $1,000 in commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Value Fund	$1,967,009	$1,245,016
Realty Income Fund	3,182,554	2,727,012

During the year ended August 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Value Fund	$4,994,435	$950,810	$273,346	$677,464
Realty Income Fund	2,301,929	288,267	16,207	272,060

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended August 31, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Behavioral Value Fund	$116,124	$56,107	$172,231
Realty Income Fund	79,759	96,285	176,044

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Behavioral Value Fund	$81,831	$34,690	$116,521
Realty Income Fund	97,033	63,454	160,487

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

28	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

As of August 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Behavioral Value Fund	$97,806	$85,321	$677,464
Realty Income Fund	8,517	—	272,060

The cumulative timing differences primarily consist of wash sale loss deferrals, post-October capital loss deferrals and non-taxable dividends.

Net capital losses and other late year losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended August 31, 2017, the following Fund deferred to September 1, 2017 net capital losses of (amounts in thousands):

	Net Capital Loss
	Short-Term	Long-Term
Realty Income Fund	$73,124	$(22,996)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended August 31, 2017.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended August 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

As of August 31, 2017, JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate approximately 76.7% of the net assets of Realty Income Fund.

As of August 31, 2017, Behavioral Value Fund had seven non-affiliated omnibus accounts which represented 31.8% of the Fund’s net assets.

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Because the Funds may invest a significant portion of their assets in real estate investment trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Funds may invest in companies with relatively small market capitalizations. Behavioral Value Fund will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to Funds’ financial statements as of August 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

30	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Undiscovered Managers Funds and the Shareholders of Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund (each a separate series of Undiscovered Managers Funds) (hereafter collectively referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

October 27, 2017

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	31

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	149	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	149	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	149	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	None

32	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	149	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	149	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (149 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	33

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

34	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2017, and continued to hold your shares at the end of the reporting period, August 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Behavioral Value Fund
Class A
Actual	$1,000.00	$981.00	$6.44	1.29%
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class C
Actual	1,000.00	978.60	8.93	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class I (formerly Select Class)
Actual	1,000.00	982.30	5.20	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class L (formerly Institutional Class)
Actual	1,000.00	983.00	4.45	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	979.60	7.68	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R3
Actual	1,000.00	981.00	6.44	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R4
Actual	1,000.00	982.20	5.20	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class R5
Actual	1,000.00	983.00	4.45	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	983.40	3.95	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	35

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Realty Income Fund
Class A
Actual	$1,000.00	$999.20	$5.95	1.18%
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class C
Actual	1,000.00	996.10	8.45	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Class I (formerly Select Class)
Actual	1,000.00	1,000.80	3.93	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class L (formerly Institutional Class)
Actual	1,000.00	1,000.80	3.93	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class R5
Actual	1,000.00	1,000.80	3.68	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	1,001.50	3.43	0.68
Hypothetical	1,000.00	1,021.78	3.47	0.68

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein and of the sub-advisory agreement for the Undiscovered Managers Behavioral Value Fund (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Adviser and/or Sub-Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or Sub-Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement and by the Sub-Adviser from the Adviser, as applicable, was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and Sub-Adviser’s senior management, as applicable, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser and Sub-Adviser, as applicable. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s and Sub-Adviser’s risk governance model, as applicable, and reports showing the Adviser’s and Sub-Adviser’s compliance structure and ongoing compliance processes, as applicable. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates, and Sub-Adviser, as applicable, to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition,

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

they considered the overall reputation and capabilities of the Adviser and its affiliates, and Sub-Adviser, as applicable, the commitment of the Adviser and Sub-Adviser, as applicable, to provide high quality service to the Fund(s), their overall confidence in the Adviser’s and Sub-Adviser’s, as applicable, integrity and the Adviser’s and Sub-Adviser’s, as applicable, responsiveness to questions or concerns raised by them, including the Adviser’s and Sub-Adviser’s, as applicable, willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund. In addition, with respect to the Undiscovered Managers Behavioral Value Fund, the Trustees considered the different roles and responsibilities performed by the Adviser and Sub-Adviser under the Advisory Agreements, including the Adviser’s monitoring and evaluating of the Sub-Adviser to help assure that the Sub-Adviser is managing the Behavioral Value Fund consistently with its investment objectives and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, as applicable, the Sub-Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the

J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreements.

38	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s performance for Class A shares was in the fourth, first and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class L shares was in the third, first and first quintiles based upon both the Peer Group and Universe for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Realty Income Fund’s performance for Class A shares was in the fifth, third and fourth quintiles based upon the Peer Group, and in the fifth, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that performance for Class L shares was in the fourth, third and fourth quintiles based upon the Peer Group, and in the fifth, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s adviser provide additional performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered the fees paid by the Adviser to the Sub-Adviser, as applicable, out of the advisory fee, and noted the reduction in the contractual advisory fee payable to the Adviser, and sub-advisory fee payable from the Adviser to the Sub-Adviser, for the Undiscovered Managers Behavioral Value Fund effective September 1, 2017. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that, the Undiscovered Managers Behavioral Value Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A Shares were in the fourth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that net advisory fee for Class L shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class L shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, including the reduction to the contractual advisory fee and sub-advisory fee effective September 1, 2017, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the Sub-Adviser were reasonable.

The Trustees noted that, the Realty Income Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and the actual total expenses for Class L shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

40	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

The fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended August 31, 2017:

Dividends Received Deduction
Behavioral Value Fund	84.12%

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended August 31, 2017 (amounts in thousands):

	Long-Term Capital Gain Distribution
Behavioral Value Fund	$56,107
Realty Income Fund	96,285	*

*	Included in this amount is unrecaptured Section 1250 gains of $7,996.

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended August 31, 2017 (amounts in thousands):

Qualified Dividend Income
Behavioral Value Fund	$101,594

AUGUST 31, 2017	UNDISCOVERED MANAGERS FUNDS	41

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. August 2017.	AN-UM-817

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is James Schonbachler. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2017 – $103,952

2016 – $79,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2017 – $11,680

2016 – $11,600

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2017 – $22,244

2016 – $20,500

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2017 and 2016, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2017 – Not applicable

2016 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 – 0.0%

2016 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017 – $28.3 million

2016 – $29.2 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 1, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
November 1, 2017